oTLCAP P-1


                        SUPPLEMENT DATED AUGUST 28, 2000
                              TO THE PROSPECTUS OF
                    TEMPLETON CAPITAL ACCUMULATION PLAN, INC.
                              DATED JANUARY 1, 2000

The prospectus is amended as follows:

I. All references to Franklin Templeton Trust Company in this prospectus are replaced with Franklin Templeton Bank & Trust.

II. The fourth bullet point in the "Plan Highlights" section on page 3 is replaced with the following:

  You will pay a Sales Charge on each Plan investment. The amount of the Sales Charge may vary depending on the size of your Plan investment. The Sales Charge is highest during the first 12 investments of a Plan and could total as much as 50% of the first 12 investments.

III. The "Note" to the $100 per Month Plan example on page 8 is replaced with the following:

  NOTE: After the first 12 investments have been made, the Sales Charges deducted from any subsequent monthly investment will not exceed 6.1% of your net investment in fund shares.

IV. The "Sales Charges" section on pages 8 and 9 is replaced with the following:

  The Sponsor receives a Sales Charge to compensate Distributors for creating the Plans and to pay selling expenses and commissions to Securities Dealers. You pay a Sales Charge on each Plan investment. The Sales Charge is highest during the first 12 Plan investments. For example, on a $100 per investment Plan, $50 is deducted from each of the first 12 investments. After that, the charge drops to $6.07 on each subsequent investment. Deductions decrease proportionally on certain larger Plans. See the tables on pages 6 and 7.

V.The third paragraph in the "Securities Dealers and Sales Charges" section on page 9 is replaced with the following:

  The Securities Dealer that you used to purchase your Plan has the right to all commissions provided they are designated as dealer of record. Your Securities Dealer has no obligation to transfer your Plan to another Securities Dealer unless its dealer's agreement with the Sponsor ends. If the Securities Dealer of record chooses to release your Plan to a new Securities Dealer firm, it must first complete, sign, and signature guarantee a release form that can be obtained from us. This form must be returned to and accepted by the Custodian or the Sponsor before any change can be made.

VI. The fourth paragraph under the "How do I terminate my Plan?" section on page 12 is replaced with the following:

  If you choose to receive fund shares, your Plan shares will be exchanged for fund shares. Then, you may keep your fund shares or exchange them back for Plan shares or exchange them for shares of certain other Franklin Templeton Funds. Exchanges are more fully described in the fund's prospectus under the caption "May I Exchange Shares for Shares of Another Fund?" If you exchange your fund shares for shares of another Franklin Templeton fund, you cannot exchange the other fund's shares back into Templeton Capital Accumulation Fund or Plan shares.

Delete the penultimate sentence of the first paragraph under the "Reinstating After Termination" section on page 12.


                Please keep this supplement for future reference.